UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2023

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PWFL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2023, PowerFleet, Inc. (the “Registrant”) issued a press release regarding financial results for the fiscal quarter ended September 30, 2023. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

As previously announced, the Registrant will hold a conference call on November 9, 2023 at 8:30 a.m. Eastern time (5:30 a.m. Pacific time) to discuss the financial results for the fiscal quarter ended September 30, 2023. During the call, management will also discuss the previously announced business combination with MiX Telematics Limited (“MiX Telematics”). A copy of the prepared remarks for the conference call is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this report is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This report, including Exhibits 99.1 and 99.2 furnished herewith, contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to the Registrant’s beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Registrant’s control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding: the proposed transaction with MiX Telematics; prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; emerging new products; and plans, strategies and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes and expanding business with core customers. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the ability to recognize the anticipated benefits of the proposed transaction with MiX Telematics, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for the Registrant’s products to continue to develop, the inability to protect the Registrant’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, risks related to the proposed transaction with MiX Telematics and other risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission (the “SEC”), including the Registrant’s most recent annual report on Form 10-K. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Unless otherwise required by applicable law, the Registrant assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction with MiX Telematics, the Registrant and MiX Telematics intend to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of the Registrant and MiX Telematics and a prospectus of the Registrant.

Additionally, MiX Telematics intends to prepare a scheme circular for MiX Telematics shareholders in accordance with the South African Companies Act and the listings requirements of the Johannesburg Stock Exchange with respect to a shareholder meeting at which MiX Telematics shareholders will be asked to vote on the proposed transaction. The scheme circular will be issued to MiX Telematics shareholders together with the joint proxy statement/prospectus. Any holder of MiX Telematics ordinary shares through an intermediary such as a broker/dealer or clearing agency or MiX Telematics American Depositary Shares should consult with their intermediary or The Bank of New York Mellon, the depositary for the MiX Telematics American Depositary Shares, as applicable, about how to obtain information on the MiX Telematics shareholder meeting.

After the Registrant’s registration statement on Form S-4 has been filed and declared effective by the SEC, the Registrant will send a definitive proxy statement/prospectus to its stockholders entitled to vote at the meeting relating to the proposed transaction, and MiX Telematics will send the scheme circular, together with the definitive proxy statement/prospectus, to its shareholders entitled to vote at the meeting relating to the proposed transaction. The Registrant and MiX Telematics may file other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN), THE SCHEME CIRCULAR AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about the Registrant and MiX Telematics once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. The Registrant and MiX Telematics will make available copies of materials they file with, or furnish to, the SEC free of charge at https://ir.powerfleet.com and https://investor.mixtelematics.com, respectively.

No Offer or Solicitation

This report shall not constitute an offer to buy or sell any securities, or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Registrant, MiX Telematics and their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Registrant’s stockholders and MiX Telematics’ shareholders in connection with the proposed transaction. Securityholders may obtain information regarding the names, affiliations and interests of the Registrant’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023, its amended Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023, and its definitive proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on June 21, 2023. Securityholders may obtain information regarding the names, affiliations and interests of MiX Telematics’ directors and executive officers in its Annual Report on Form 10-K for the year ended March 31, 2023, which was filed with the SEC on June 22, 2023, and its definitive proxy statement for its 2023 annual general meeting of shareholders, which was filed with the SEC on July 28, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus, the scheme circular and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus and the scheme circular carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents from the Registrant or MiX Telematics using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 9, 2023.
99.2	Prepared remarks for conference call on November 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

	By:	/s/ David Wilson
	Name:	David Wilson
	Title:	Chief Financial Officer

Date: November 9, 2023